Exhibit 31.2

CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Roland Vetter, certify that:

1. I have reviewed this Amendment No. 3 to Quarterly Report on Form 10-Q/A for the fiscal quarter ended September 30, 2011 of Golden Phoenix Minerals, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 23, 2012

/s/ J. Roland Vetter
J. Roland Vetter
Chief Financial Officer